March 2016 NASDAQ: WHLR Exhibit 99.1

SAFE HARBOR Wheeler Real Estate Investment Trust, Inc. (the ”Company”) considers portions of the information in this presentation to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended (the “Exchange Act”), with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward‐looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward‐looking statements. Specifically, the Company’s statements regarding the anticipated implementation of the Company’s growth and acquisition strategy and the future generation of value to the Company from the acquisition of service orientated retail properties in secondary and tertiary markets are forward-looking statements. There are a number of important factors that could cause results to differ materially from those indicated by such forward‐looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; the Company’s ability to renew or enter into new leases at favorable rates; to buy or sell assets on commercially reasonable terms; to complete acquisitions or dispositions of assets under contract, to secure equity or debt financing on commercially acceptable terms or at all; to enter into definitive agreements with regard to financing and joint venture arrangements or the Company’s failure to satisfy conditions to the completion of these arrangements. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward‐looking statements, please refer to “Risk Factors” listed in the our filings filed with the Securities and Exchange Commission, pursuant to the Exchange Act, which are available at www.sec.gov. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Wheeler will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

COMPANY OVERVIEW Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties In November 2012, the Company listed on the Nasdaq exchange with eight assets and a market cap of $13.8 million. Targets grocery-anchored shopping centers in secondary and tertiary markets with strong demographics Acquires properties at attractive yields and significant discount to replacement cost Current portfolio of 53 properties with approximately 3.2 million square feet of Gross Leasable Area 42 shopping center/retail properties, 9 undeveloped land parcels, 1 redevelopment property and 1 self-occupied office building Approximately 90% of centers are anchored or shadow-anchored by a grocery store Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle Predecessor firm achieved an average IRR of approximately 28% on 11 dispositions Wheeler Real Estate Investment Trust Exchange: Nasdaq Ticker: WHLR Market Cap(1): $92.7 million Stock Price(1): $1.40 Common Stock Outstanding: 66.2 million Annualized Dividend: $0. 21 As of 3/9/2016 Butler Square

Industry leading occupancy rate of approximately 94.2%* National and Regional merchants represent majority of Wheeler’s tenants Diversified geography and tenant base INVESTMENT HIGHLIGHTS High Quality Existing Portfolio Wheeler properties serve the essential day-to-day shopping needs of the surrounding communities Majority of tenants provide non-cyclical consumer goods and services that are less impacted by fluctuations in the economy and E-commerce Necessity-Based Retail Secondary and Tertiary markets have limited competition from institutional buyers and low levels of new construction Target markets experiencing selling pressure from generational transition, larger REITs shifting to core markets and expiring CMBS debt Attractive Niche Market Opportunity Ability to scale platform as the Company grows results in improved profitability Create value through intensive leasing and property expense management Deep retailer relationships provide unique market knowledge Third-party property management and development fees create additional revenue stream Internally-Managed, Scalable Platform * As of 12/31/2015

Wilkes Graham Chief Financial Officer Over 16 years experience in the real estate and financial services industries Previously served as Director of Research and as a Senior Sell-Side Equity Research Analyst at Compass Point Research & Trading, LLC As a Real Estate Analyst, he has forecasted earnings and predicted the stock performance for over 30 publicly traded REITs, real estate operating companies and homebuilders and conducted due diligence on over 35 real estate related capital market transactions Jon S. Wheeler Chairman and CEO Over 34 years of experience in the real estate industry In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company which we consider our predecessor firm Has overseen the acquisition of 50 properties since going public in 2012 WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry. EXPERIENCED Management Team Steven M. Belote Chief Operations Officer Wheeler’s Chief Financial Officer 2011- 2016 Prior to joining Wheeler, worked at Shore Bank, as their CFO, playing a significant role in IPO during 1997 Previous experience also includes seven years at BDO Seidman, LLP, a large international public accounting and consulting firm Dave Kelly SVP, Director of Acquisitions Over 25 years of experience in the real estate industry Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING Predominantly Grocery-Anchored Portfolio2 Strong Grocer Rent to Sales3 79% of grocery store GLA with a rent/sales ratio below 3% Company believes necessity-based shopping centers are resistant to economic downturns. In our view, Necessity = Stability The average consumer in the US makes a trip to a grocery store 2.2 times per week1 During 2009-2014, US grocer sales increased 24%, demonstrating strength of the traditional grocery store1 Strong National and Regional Tenants 73% of Wheeler's GLA is occupied by national & regional tenants Source: Food Marketing Institute. Based on percentage of GLA with a grocery store included in the shopping center or as a shadow-anchor as of December 31, 2015. Based on 2014 sales from 19 grocers who report sales to us in our current portfolio.

SOLID TENANTS FOCUSED ON NECESSITY-BASED RETAIL Majority of Wheeler’s anchor and junior anchor tenants focus on ‘necessity-based’ products or services that are less likely to be impacted by E-commerce business and fluctuations in the economy From 2012-2013, Wheeler’s anchor and junior anchor tenants reported a 2.3% increase in sales per square foot In 2014, Wheeler’s anchor and junior anchor tenants reported a 4.1% increase in sales per square foot * Source: Bloomberg *

TENANT OVERVIEW Top 10 Tenants1 Top tenants represent approximately 41% of portfolio Focus on tenants that create consistent consumer demand offering items such as food, postal, dry-cleaning, health services and discount merchandise Minimal exposure to E-Commerce industry As of 12/31/2015 Diversified Merchandise Mix1 Type GLA % of GLA Grocery 392,898 12.47% Grocery 325,576 10.33% Grocery 114,298 3.63% Grocery 84,938 2.70% Retail 83,552 2.65% Retail 67,626 2.15% Grocery 58,473 1.86% Retail 56,343 1.79% Retail 51,974 1.65% Retail 51,275 1.63% Total 1,286,953 40.86%

LEASE EXPIRATION SCHEDULE1 Approximately 80% of total leased square footage expiring in 2018 or beyond Weighted average remaining lease term of 3.9 years Weighted average remaining lease term for grocery anchor tenants is 4.4 years As of 12/31/2015

STRONG LEASING TRENDS Wheeler has maintained stable occupancy rates – average of 94.8% since the Company’s IPO For the year ended December 31, 2015, approximately 334,928 square feet was renewed at a average weighted increase of 6.9% over prior rates As of December 31, 2015, average occupancy rate of a U.S. shopping center was measured at 93.2%1 Company believes there is upside potential in occupancy rates for the assets acquired since June 30, 2015* Historical Occupancy Rates Source: ICSC http://quickstats.icsc.org/ViewSeries.aspx?id=12738 * Average occupancy of assets acquired since June 30, 2015 was 91.9% which resulted in a decrease in occupancy rates as compared to the sequential quarter and as compared to the prior year. *

Integrated Platform, Proven Success Wheeler has acquisition, leasing, property management, development and re-development services all in–house and maintains a scalable, manageable platform Over 50 associates Since the acquisition of Wheeler Development in January 2014, Wheeler has acquired ten undeveloped properties totaling approximately 81 acres of land and one redevelopment property. Development, property management and leasing services generate significant fees from third-party contracts Predecessor development segment developed nine properties in four states – seven are currently owned by Wheeler Asset Management Acquisitions & Development Leasing & Business Dev. The Shoppes at Eagle Harbor Developed by Wheeler Development in 2009 Corporate & Accounting

GROWTH STRATEGY Well located properties in secondary and tertiary markets High unlevered returns (expected cap rates of ~9%) Focus on best in market multi-tenant grocery-anchored centers with necessity-based inline tenants National & regional tenants High traffic count and ease of access Sale of non-core assets Ancillary & Specialty Income Opportunity to improve revenue through active lease and expense management Utilizing exterior parking for build to suit outparcels or pad sales Maximizing CAM reimbursement income available from existing leases Company utilizes strict underwriting guidelines and unique due diligence processes to identify key issues and uncover hidden opportunities with large potential upside

ACQUISITION UPDATE Beaver Ruin Village For the year 2015, the Company closed on fifteen shopping centers for a total acquisition value of approximately $135.7 million at an average cap rate of 8.79%; a weighted average interest rate of 4.34%; and, LTV of 65% In 2015, the Company acquired 4 raw land parcels totaling 15.9 acres and Columbia Fire Station, a 28,000 square foot redevelopment property Seventeen properties totaling $85.4 million under LOI at average cap rate of 8.8% with in place leases At any given time, the Company is typically evaluating properties or negotiating LOI’s with total value of $75 -$100 million

CURRENT PIPELINE (as of 3/3/2016)

WHEELER REAL ESTATE INVESTMENT TRUST

Status	Property Name	Location	Square Footage	Anchor		Price	Cap	Interest Rate	LTV
CLOSED	Pierpont Center	Morgantown, WV	122,259	Shop n Save	$	13,885,000	9.23%	4.15%	71%
	Alex Marketplace	Alexander City, AL	147,791	Winn Dixie	$	10,250,000	8.99%	3.95%	56%
	Butler Square	Mauldin, SC	82,400	Bi Lo	$	9,400,000	8.60%	3.90%	60%
	Brook Run	Richmond, VA	147,738	Martin's	$	18,500,000	8.12%	4.08%	59%
	Beaver Ruin Village	Lilburn, GA	74,038	Kroger (Shadow)	$	12,350,000	8.58%	4.73%	57%
	Beaver Ruin Village II	Lilburn, GA	34,925	Advanced Auto	$	4,375,000	9.03%	4.73%	55%
	Chesapeake Square	Onley, VA	99,848	Food Lion	$	6,340,000	10.01%	-	0%
	Sunshine Plaza	Lehigh Acres, FL	111,189	Winn Dixie, Ace Hardware	$	10,350,000	8.56%	4.57%	57%
	Barnett Portfolio	North Carolina	171,370	Food Lion (3)	$	15,325,000	8.78%	4.30%	57%
	Grove Park	Orangeburg, SC	106,557	Hobby Lobby	$	6,600,000	8.95%	4.52%	58%
	Parkway Plaza	Brunswick, GA	52,365	Winn Dixie	$	6,075,000	8.55%	4.57%	58%
	Conyers Crossing	Conyers, GA	170,475	Hobby Lobby	$	10,750,000	8.90%	4.67%	55%
	Fort Howard Square	Rincon, GA	113,652	Goody's, Goodwill, Fred's	$	11,500,000	8.89%	4.57%	62%
Total Closed			**1,434,607**		**$**	**135,700,000**	**8.79%**	**4.34%**	**56%**
Under Contract	AC Portfolio	South Carolina, GA	603,142	BiLo, Harris Teeter, Piggly Wiggly	$	71,000,000	8.77%	TBD	65%
Total Contract			**603,142**		**$**	**71,000,0000**	**8.77%**		**65%**
Closed and Contract			**2,037,749**		**$**	**206,700,000**	**8.78%**		**59%**
LOI	Shopping Center	Virginia	47,945	Farm Fresh	$	3,900,000	8.72%		65%
	Shopping Center	South Carolina	66,948	BiLo	$	6,200,000	8.68%		65%
	Shopping Center	North Carolina	82,943	BiLo	$	4,250,000	9.89%		65%
Total LOI			**182,470**		**$**	**14,350,000**	**9.05**		**65%**
	Total All Categories		**2,220,219**		**$**	**221,050,000**	**8.80%**		**60%**

14

INVESTMENT HIGHLIGHTS High Quality Existing Portfolio Attractive Niche Market Opportunity Internally-Managed, Scalable Platform Necessity-based Retail

Appendix

PROPERTY OVERVIEW (as of 12/31/2015)

WHEELER
REAL ESTATE INVESTMENT TRUST

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	128,741	87.1 %	$ 913,691	$ 7.10
Amscot Building	Tampa, FL	1	2,500	2,500	100.0 %	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,048	62,461	84.4 %	1,006,968	16.12
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0 %	407,176	11.66
Berkley (2)	Norfolk, VA	—	—	—	— %	—	—
Brook Run Shopping Center	Richmond, VA	20	147,738	137,539	93.1 %	1,547,303	11.25
Brook Run Properties (2)	Richmond, VA	—	—	—	— %	—	—
Bryan Station	Lexington, KY	9	54,397	54,397	100.0 %	553,004	10.17
Butler Square	Mauldin, SC	16	82,400	82,400	100.0 %	833,358	10.11
Cardinal Plaza	Henderson, NC	7	50,000	42,000	84.0 %	424,500	10.11
Carolina Place (2)	Onley, VA	—	—	—	— %	—	—
Chesapeake Square	Onley, VA	9	99,848	74,648	74.8 %	593,583	7.95
Clover Plaza	Clover, SC	10	45,575	45,575	100.0 %	354,771	7.78
Columbia Fire Station (2)	Columbia, SC	—	—	—	— %	—	—
Conyers Crossing	Conyers, GA	14	170,475	170,475	100.0 %	884,797	5.19
Courtland Commons (2)	Courtland, VA	—	—	—	— %	—	—
Crockett Square	Morristown, TN	4	107,122	107,122	100.0 %	886,635	8.28
Cypress Shopping Center	Boiling Springs, SC	16	80,435	77,635	96.5 %	804,020	10.36
Edenton Commons (2)	Edenton, NC	—	—	—	— %	—	—
Forrest Gallery	Tullahoma, TN	27	214,450	202,216	94.3 %	1,204,701	5.96
Fort Howard Shopping Center	Rincon, GA	16	113,652	107,813	94.9 %	941,329	8.73
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.9 %	1,035,044	6.81
Franklinton Square	Franklinton, NC	11	65,366	56,300	86.1 %	490,295	8.71
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0 %	513,256	23.33
Grove Park	Grove, OK	16	106,557	95,829	89.8 %	685,081	7.15
Harbor Point (2)	Grove, OK	—	—	—	— %	—	—
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0 %	438,556	7.53
Hilton Head (2)	Hilton Head, SC	—	—	—	— %	—	—
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0 %	148,629	19.06
LaGrange Marketplace	LaGrange, GA	13	76,594	71,494	93.3 %	388,385	5.43
Laskin Road (2)	Virginia Beach, VA	—	—	—	— %	—	—
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.0 %	503,506	7.54
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0 %	250,538	69.21
Nashville Commons	Nashville, NC	12	56,100	56,100	100.0 %	564,435	10.06
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9 %	533,398	10.51
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.7 %	742,287	13.31
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0 %	1,338,612	10.95
Port Crossing	Harrisonburg, VA	8	65,365	60,400	92.4 %	780,445	12.92
Riversedge North (1)	Virginia Beach, VA	—	—	—	— %	—	—
Shoppes at TJ Maxx	Richmond, VA	18	93,552	93,552	100.0 %	1,117,655	11.95
South Square	Lancaster, SC	5	44,350	39,850	89.9 %	319,206	8.01
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.0 %	185,695	33.16
St. George Plaza	St. George, SC	5	59,279	42,828	72.3 %	293,421	6.85
Sunshine Plaza	Lehigh Acres, FL	21	111,189	107,486	96.7 %	954,702	8.88
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0 %	291,495	6.83
Tampa Festival	Tampa, FL	20	137,987	134,766	97.7 %	1,230,027	9.13
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0 %	447,844	19.22
Tulls Creek (2)	Moyock, NC	—	—	—	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0 %	450,310	9.44
Walnut Hill Plaza	Petersburg, VA	11	87,239	74,345	85.2 %	596,162	8.02
Waterway Plaza	Little River, SC	9	49,750	48,550	97.6 %	439,583	9.05
Westland Square	West Columbia, SC	10	62,735	57,665	91.9 %	486,698	8.44
Winslow Plaza	Sicklerville, NJ	17	40,695	40,695	100.0 %	594,202	14.60
Total		**478**	**3,151,358**	**2,968,737**	**94.2 %**	**$ 27,291,152**	**$ 9.19**

1) Riversedge North is Company's corporate office.
2) Undeveloped/redevelopment property

17

Strong lending relationships with nationally recognized banks Expanded revolving credit facility with KeyBank National Association for $45 million with an accordion feature for up to $100 million Senior non-convertible debt paid in full as of January 2016 Weighted average interest rate of 4.71% WHLR’s Debt Profile Debt / Maturity profile FROM CONTINUING OPERATIONS1 As of 12/31/2015 Total Outstanding Debt: $191.3 million1

CONSOLIDATED STATEMENT OF OPERATIONS

WHEELER
REAL ESTATE INVESTMENT TRUST

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Years Ended December 31, 2015	Years Ended December 31, 2014
TOTAL REVENUES	$ 9,238,609	$ 5,120,784	$ 27,734,205	$ 14,874,093
OPERATING EXPENSES:				
Property operations	2,832,261	1,270,395	8,351,456	4,123,439
Non-REIT management and leasing services	209,587	—	1,110,705	—
Depreciation and amortization	5,160,298	2,331,420	16,882,462	7,387,729
Provision for credit losses	28,713	42,099	243,029	60,841
Corporate general & administrative	2,766,821	4,239,773	13,480,089	9,447,010
Total Operating Expenses	10,997,680	7,883,687	40,067,741	21,019,019
Operating Income	(1,759,071)	(2,762,903)	(12,333,536)	(6,144,926)
Interest expense	(2,593,300)	(1,914,795)	(9,043,761)	(5,908,548)
Net Loss from Continuing Operations	(4,352,371)	(4,677,698)	(21,377,297)	(12,053,474)
Discontinued Operations				
Income from discontinued operations	151,698	84,965	499,781	307,659
Gain on Sales	2,104,114	—	2,104,114	—
Net Income from Discontinued Operations	2,255,812	84,965	2,603,895	307,659
Net Loss	(2,096,559)	(4,592,733)	(18,773,402)	(11,745,815)
Less: Net income (loss) attributable to noncontrolling interests	78,571	(539,573)	(1,252,723)	(1,195,560)
Net Loss Attributable to Wheeler REIT	(2,175,130)	(4,053,160)	(17,520,679)	(10,550,255)
Preferred stock dividends	(511,300)	(1,165,937)	(13,627,532)	(2,718,257)
Deemed dividend related to beneficial conversion feature of preferred stock	—	—	(72,644,506)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$ (2,686,430)	$ (5,219,097)	$ (103,792,717)	$ (13,268,512)
Loss per share from continuing operations:				
Basic and Diluted	$ (0.07)	$ (0.71)	$ (2.73)	$ (1.83)
Earnings per share from discontinued operations	$ 0.03	$ 0.01	$ 0.06	$ 0.03
	$ (0.04)	$ (0.70)	$ (2.67)	$ (1.80)
Weighted-average number of shares:				
Basic and Diluted	66,189,261	7,460,109	38,940,463	7,352,433

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Balance sheet summary December 31,  ASSETS: 2015   2014 Investment properties, net $ 238,764,631     $ 128,994,061   Cash and cash equivalents 11,306,185     9,969,748   Rents and other tenant receivables, net 3,452,700     1,978,149   Goodwill 5,485,823     7,004,072   Assets held for sale 1,707,709     27,095,415   Above market lease intangible, net 6,517,529     4,488,900   Deferred costs and other assets, net 46,735,275     25,440,923   Total Assets $ 313,969,852     $ 204,971,268   LIABILITIES:       Loans payable $ 189,340,456     $ 122,296,547   Liabilities associated with assets held for sale 2,007,554     19,283,423   Below market lease intangible, net 7,721,335     5,182,437   Accounts payable, accrued expenses and other liabilities 7,533,769     5,085,434   Total Liabilities 206,603,114     151,847,841   Commitments and contingencies —     —   EQUITY:       Series A preferred stock (no par value, 4,500 shares authorized, 562 and 1,809 shares issued and outstanding, respectively) 452,971     1,458,050   Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 and 1,648,900 shares issued and outstanding, respectively) 17,085,147     37,620,254   Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 66,259,673 and 7,512,979 shares issued and outstanding, respectively) 662,596     75,129   Additional paid-in capital 220,370,984     31,077,060   Accumulated deficit (140,306,846)   (27,660,234) Total Shareholders’ Equity 98,264,852     42,570,259   Noncontrolling interests 9,101,886     10,553,168   Total Equity 107,366,738     53,123,427   Total Liabilities and Equity $ 313,969,852     $ 204,971,268

FFO and AFFO

WHEELER
REAL ESTATE INVESTMENT TRUST

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Years Ended December 31, 2015	Years Ended December 31, 2014
Net (loss)	$ (2,096,559)	$ (4,592,733)	$ (18,773,402)	$ (11,745,815)
Depreciation of real estate assets from continuing operations	5,160,297	2,331,421	16,882,462	7,387,729
Depreciation of real estate assets from discontinued operations	—	162,279	579,891	832,761
Depreciation of real estate assets	5,160,297	2,493,700	17,462,353	8,220,490
Gain on sale of discontinued operations	(2,104,114)	—	(2,104,114)	—
Total FFO	959,624	(2,099,033)	(3,415,163)	(3,525,325)
Preferred stock dividends	(511,300)	(1,165,937)	(13,627,532)	(2,718,257)
Preferred stock accretion adjustments	88,525	197,728	8,925,221	379,584
FFO available to common shareholders and common unitholders	536,849	(3,067,242)	(8,117,474)	(5,863,998)
Acquisition costs	703,659	1,882,900	3,871,037	3,787,900
Capital related costs	207,584	—	2,655,474	—
Other non-recurring expenses (2)	203,944	—	770,757	—
Share-based compensation	191,000	266,988	547,000	456,988
Straight-line rent	(78,321)	(67,267)	(270,873)	(247,220)
Loan cost amortization	252,190	372,560	1,300,901	787,228
Above (below) market lease amortization	53,678	87,276	616,665	85,808
Perimeter legal accrual	5,478	—	133,282	—
Tenant improvement reserves	(103,200)	—	(302,600)	—
Recurring capital expenditures	(118,200)	—	(355,900)	—
AFFO	$ 1,854,661	$ (524,785)	$ 848,269	$ (993,294)
Weighted Average Common Shares	66,189,261	7,460,109	38,940,463	7,352,433
Weighted Average Common Units	4,058,398	3,191,209	3,863,339	2,275,888
Total Common Shares and Units	70,247,659	10,651,318	42,803,802	9,628,321
FFO per Common Share and Common Units	$ 0.01	$ (0.29)	$ (0.19)	$ (0.61)
AFFO per Common Share and Common Units	$ 0.03	$ (0.05)	$ 0.02	$ (0.10)
Pro forma AFFO per Common Share and Common Units (3)	$ 0.03	$ —	$ 0.11	$ —

(1) Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's 2015 Annual Report on Form 10-K.

(2) Pro forma AFFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square, Sunshine Plaza, Barnett Portfolio, Grove Park, Parkway Plaza, Ft. Howard Square and Conyers Crossing acquisitions; the sales of Bixby Commons, Harps and Jenks Reasors; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, Wheeler excluded all non-recurring expenses detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's December 2015 Annual Report on Form 10-K, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the year ended December 31, 2015 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015.

(3) The Company adjusted the 2014 previously reported AFFO to be consistent with the 2015 AFFO, primarily as it relates to the treatment of preferred stock accretion adjustments and straight-line rent for AFFO calculation purposes.

21

CAPITAL STRUCTURE

WHEELER
REAL ESTATE INVESTMENT TRUST

	March 31, 2015		December 31, 2015	
	Debt			
	Outstanding ($000)		**Outstanding ($000)**	
Security				
Senior Non-Convertible Debt (9% Coupon, Dec-15 / Jan-16 Maturity)[1]	$6,160		$2,160	
Senior Convertible Debt (9% Coupon, Dec-18 Maturity)[2]	$3,000		$3,000	
Key Bank Line of Credit (2.79%, May-18 Maturity)	-		$6,874	
Property Debt (4.74%/4.66% Weighted Average Coupon, Various Maturities)	$138,474		$179,288	
Total Debt	$147,634		$191,322	
	Equity			
	Shares Outstanding	Amount ($000)	Shares Outstanding	Amount ($000)
Security				
Series A 9% Preferred ($1,000 / share)	1,809	$1,809	562	562
Series B 9% Preferred ($25 / share, $5.00 conversion price)[3]	1,595,900	$39,898	729,119	18,228
Series C Preferred ($1,000 / share, $2.00 conversion price)	93,000	$93,000	-	-
Common Stock / OP Units4	11,358,759	$26,012	70,314,965	$135,708
Market Value of Equity	$160,719		$154,498	
Total Capitalization	$308,353		$345,820	

1. 648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19
2. Convertible at lesser of $5.50 or 95% of the offering price for a firm commitment, underwritten, public Follow-On of common stock
3. 1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19
4. Based on closing price on respective dates.

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NASDAQ: WHLR For Additional Information At the Company: Investor Relations Counsel: The Equity Group Inc. Robin Hanisch Corporate Secretary Robin@whlr.us 757-627-9088 Laura Nguyen Director of Capital Markets Laura@whlr.us 757-627-9088 Terry Downs Associate TDowns@equityny.com 212-836-9615 Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Think Retail. Think Wheeler.®